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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


       Date of Report (Date of earliest event reported) October 22, 1996


                               MAF BANCORP, INC.
            (Exact name of registrant as specified in its charter)

                              -------------------

         Delaware                    0-18121                 36-3664868
(State or other jurisdiction      (Commission            (I.R.S. Employer
     of Incorporation)            File Number)           Identification No.)


      55th Street & Holmes Avenue
       Clarendon Hills, Illinois                                60514
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code (630) 325-7300




                                Not Applicable
          (Former name or former address, if changed since last year)


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Item 8.   Change in Fiscal Year
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On October 22, 1996, the Board of Directors of MAF Bancorp, Inc. approved a change in the Company's fiscal year end from June 30 to December 31, effective for the period ending on December 31, 1996. The Company will file a Form 10-K covering the six month transition period from July 1, 1996 to December 31, 1996.


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                                   Signature


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       MAF Bancorp, Inc.
                                       ----------------------------
                                       Registrant


      10-24-96                         /s/ Jerry A. Weberling
----------------                       ----------------------------
Date                                   Jerry A. Weberling
                                       Executive Vice President and
                                       Chief Financial Officer